UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2009

SIMTROL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10927	58-2028246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Guthridge Court, Suite 250, Norcross, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(770) 242-7566

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 19, 2009, in order to reduce the Company’s cash used from operations, Chief Executive Officer Oliver M. Cooper, III and Chief Financial Officer Stephen N. Samp each elected to reduce their current cash compensation by 10%.  Mr. Cooper’s base salary adjusts to $140,400 annually from the previous level of $156,000 and Mr. Samp’s current base salary adjusts to $117,543 from the previous level of $130,603.

Item 8.01 Other Events.

Effective June 19, 2009, in order to reduce the Company’s cash used from operations, the base salaries of all employees other than the executive officers named in Item 5.02(e) above are reduced 10%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMTROL, INC.

By: /s/ Stephen N. Samp
Stephen N. Samp
Chief Financial Officer

Dated:   June 15, 2009